36



JSO\29833-10\166.4










_________________________________________________________________




                CONTRIBUTION AND SALE AGREEMENT

                     ______________________


                            between

               TRANS LEASING INTERNATIONAL, INC.

                              and

                   TL LEASE FUNDING CORP. IV


                     _______________________


                          Dated as of

                        January 21, 1997




_________________________________________________________________



                       TABLE OF CONTENTS

                                                             PAGE

ARTICLE IDEFINITIONS                                            1
               1.01 Definitions                                 1
               1.02 Other Definitional Provisions               6

ARTICLE IICONTRIBUTION OF CONTRIBUTED ASSETS; SALE OF PURCHASED
     ASSETS;                                                    7
               2.01 [Reserved.]                                 7
               2.02 Contribution of Contributed Assets and
                     Sale of Purchased Assets                   7
               2.03 Contribution or Sale of Additional Assets   8
               2.04 Custody of Lease Files                     10

ARTICLE IIIREPRESENTATIONS AND WARRANTIES                      10
               3.01 Representations and Warranties of
                     Trans Leasing                             10
               3.02 Representations and Warranties of TLFC     16
               3.03 Purchase of Leases and Equipment by
                     Trans Leasing                             18
               3.04 Indemnification                            18

ARTICLE IVCOVENANTS OF TRANS LEASING AND TLFC                  19
               4.01 Trans Leasing Covenants                    19
               4.02 TLFC Covenants                             22
               4.03 Grant of Security Interest                 22

ARTICLE VCONDITIONS PRECEDENT                                  22
               5.01 Conditions to TLFC's Obligations           22
               5.02 Conditions to Trans Leasing's
                     Obligations                               23

ARTICLE VITERMINATION                                          24
               6.01 Termination                                24
               6.02 Effect of Termination                      24

ARTICLE VIIMISCELLANEOUS PROVISIONS                            24
               7.01 Amendment                                  24
               7.02 Governing Law                              24
               7.03 Notice                                     24
               7.04 Severability of Provisions                 26
               7.05 Assignment                                 26
               7.06 No Waiver; Cumulative Remedies             26
               7.07 Counterparts                               26
               7.08 Binding Effect; Third-Party
                     Beneficiaries                             26
               7.09 Merger and Integration                     26
               7.10 Headings                                   27
               7.11 Schedules and Exhibits                     27
               7.12 No Petition Covenants                      27


                            EXHIBITS

     Exhibit A      Form of Assignment of Contributed Assets

     Exhibit B      Form of Assignment of Purchased Assets

     Exhibit C      Form of Assignment of Additional Assets

     Exhibit D                          Forms of Lease

                           SCHEDULES

     Contributed Lease Schedule

     Purchased Lease Schedule

     Lease Criteria Schedule

     Specified Portfolio Characteristics Schedule
                CONTRIBUTION AND SALE AGREEMENT


          THIS CONTRIBUTION AND SALE AGREEMENT, dated as of January 21, 1997 (this "Agreement"), is entered into between Trans Leasing International, Inc. ("Trans Leasing"), a Delaware corporation, and TL Lease Funding Corp. IV ("TLFC"), a Delaware corporation.

          Trans Leasing in the ordinary course of its business originates and acquires equipment and other leases in the United
States.

          Trans Leasing desires, on the date hereof, to transfer the Purchased Leases, the Contributed Leases, its interests in the related Equipment and other assets (as such capitalized terms are defined pursuant to Article I below) to TLFC upon the terms and conditions set forth in this Agreement.

          It is contemplated that, from time to time after the date hereof, Trans Leasing and TLFC may agree that Trans Leasing will transfer additional Leases, its interests in the related Equipment and other assets to TLFC upon the terms and conditions set forth in this Agreement.

          It is contemplated that, following such transfers, Trans Leasing, in its capacity as Servicer pursuant to the Servicing Agreement, will continue to administer and service the Leases and Equipment transferred to TLFC.

          In consideration of the mutual covenants set forth in this Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Trans
Leasing and TLFC agree as follows:


                           ARTICLE I

                          DEFINITIONS

          I.1 Definitions. Whenever used in this Agreement, the following words and phrases will have the following meanings:

          "Addition  Date" has the meaning set forth  in  Section
2.03(a) of this Agreement.

          "Additional Assets" means all right, title and interest of Trans Leasing in, to, and under (i) the Additional Leases (including all of Trans Leasing's obligations under the Additional Leases) and all monies due or to become due thereunder after the related Additional Cut-Off Date, (ii) the related Equipment (other than any licensed products that may accompany any of such Equipment), (iii) the Lease Files for the Additional Leases, (iv) any Insurance Policies (including all of Trans Leasing's obligations thereunder) and the related Insurance Proceeds with respect to the Additional Leases and (v) all income and proceeds relating to the foregoing.

          "Additional Lease Schedule" has the meaning set forth in Section 2.03(a) of this Agreement.

          "Additional Cut-Off Date" means, with respect to an Additional Lease, the close of business on the last day of the month preceding the related Addition Date.

          "Additional Leases" means the Leases listed on any Additional Lease Schedule delivered by Trans Leasing to TLFC pursuant to Section 2.03(a).

          "Assets"  means  the Purchased Assets, the  Contributed
Assets and any Additional Assets.

          "Business Day" means any day which is not a Saturday, Sunday or a legal holiday under the laws of the State of Illinois or North Carolina and is not a day on which banking institutions located in the State of Illinois or North Carolina are authorized or permitted by law or other governmental action to close.

          "Closing Date" means January 21, 1997.

          "Common Stock" means 1,000 shares of the common stock of TLFC, par value $0.01 per share, constituting all of its authorized capital stock.

          "Contributed Assets" means all right, title and interest of Trans Leasing in, to, and under (i) the Contributed Leases (including all of Trans Leasing's obligations under the Contributed Leases) and all monies due or to become due thereunder after the Initial Cut-Off Date, (ii) the related Equipment (other than any licensed products that may accompany any of such Equipment), (iii) the Lease Files for the Contributed Leases, (iv) any Insurance Policies (including all of Trans Leasing's obligations thereunder) and the related Insurance Proceeds with respect to the Contributed Leases and (v) all income and proceeds relating to the foregoing.

          "Contributed Leases" means the Leases listed on the Contributed Lease Schedule attached hereto.

          "Credit Agreement" means the Revolving Credit and  Term
Loan and Security Agreement between TLFC and the Lender, dated as of December 20, 1996, together with all amendments, restatements, supplements and modifications thereof or thereto.

          "Debt Agreement" means, at any time, any then existing agreement pursuant to which TLFC has borrowed money, pledged its interest in the Assets and assigned its rights hereunder (as such agreement is then in effect), and shall initially refer to the Credit Agreement.

          "Equipment"  means  the  assets  leased  to  a   Lessee
pursuant to any Lease.

          "Excluded Amounts" means any payments received from or on behalf of a Lessee in connection with any Late Fees, any taxes, fees or other charges imposed by any Governmental Authority, any insurance premiums or fees, any indemnity payments made by a Lessee for the benefit of the Lessor under the related Lease or any payments collected from a Lessee relating to servicing and/or maintenance payments pursuant to the related Lease or maintenance agreement, as applicable.

          "Filing   Locations"  means  the  States  of   Alabama,
Arizona,   California,  Delaware,  Florida,  Georgia,   Illinois,
Indiana,  Massachusetts, Michigan, New Jersey,  New  York,  North
Carolina, Ohio, Pensylvania, Texas and Virgina.

          "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to the jurisdiction of which such Person has consented.

          "Initial Cut-Off Date" means January 17, 1997.

          "Insurance Policy" means with respect to any Lease, an insurance policy covering physical damage to or loss of the related Equipment.

          "Insurance Proceeds" means, depending on the context, any amounts payable or any payments made, to the Servicer under an Insurance Policy.

          "Lease" means each agreement, including, as applicable, schedules, subschedules, summary schedules, supplements and amendments to a master lease, pursuant to which (immediately prior to the acquisition thereof by TLFC) Trans Leasing, as lessor, leases specified assets to a Lessee at a specified monthly or quarterly rental, and which is identified in the Lease Schedule, including all Contributed Leases, Purchased Leases and Additional Leases; provided that from and after the date on which a Lease is purchased by Trans Leasing pursuant to Section 3.03 of this Agreement or a Lease is otherwise purchased by Trans Leasing, such Lease shall no longer be a Lease for purposes of this Agreement.

          "Lease File" means, with respect to any Lease, the Lease and all other documents relating to such Lease in the possession of Trans Leasing or held by the Servicer under the Servicing Agreement, as the context requires.

          "Lease   Management  System"  means  the   computerized
electronic lease management system maintained by Trans Leasing for all Leases and other agreements similar to the Leases.

          "Lease Schedule" means the Contributed Lease Schedule, the Purchased Lease Schedule and all Additional Lease Schedules, as amended to show the deletion of Leases purchased by Trans Leasing pursuant to Section 3.03 or otherwise purchased by TLFC to Trans Leasing.

          "Lender"  means  First  Union National  Bank  of  North
Carolina.

          "Lessee" means, with respect to any Lease, the Person or Persons obligated to make payments with respect to such Lease, including any guarantor thereof.

          "Lien" means any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

          "Opinion  of  Counsel"  means  a  written  opinion   of
counsel, who may be counsel to Trans Leasing or other counsel, acceptable to TLFC.

          "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority.

          "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

          "Purchased Assets" means all right, title and interest of Trans Leasing in, to, and under (i) the Purchased Leases (including all of Trans Leasing's obligations under the Purchased Leases) and all monies due or to become due thereunder after the Initial Cut-Off Date, (ii) the related Equipment (other than any licensed products that may accompany any of such Equipment),
(iii) the Lease Files for the Purchased Leases, (iv) any Insurance Policies (including all of Trans Leasing's obligations thereunder) and the related Insurance Proceeds with respect to the Purchased Leases and (v) all income and proceeds relating to the foregoing.

          "Purchased Leases" means the Leases listed on the Purchased Lease Schedule attached hereto.

          "Responsible Officer" of any Person means  any  of  the
President,  Executive  Vice  President,  Vice  President,   Chief
Financial  Officer,  Treasurer or Corporate  Controller  of  such
Person.

          "Scheduled Lease Payments" means, with respect to any Lease, the monthly or quarterly rent payments scheduled to be made by the related Lessee under the terms of such Lease after the Initial Cut-Off Date or the related Additional Cut-Off Date, as applicable, in each case, after the effect of any adjustments as a result of a portion of such Lease being terminated prior to its scheduled expiration date (it being understood that Scheduled Lease Payments do not include any Excluded Amounts).

          "Secured Party" means, at any time, any Person that is granted the rights of a secured party under any then existing Debt Agreement and to which TLFC's rights under this Agreement have been assigned and shall initially refer to the Lender.

          "Servicer" means, at any time, any Person then acting as servicer under a Servicing Agreement, and shall initially refer to Trans Leasing in its capacity as the initial servicer under the initial Servicing Agreement.

          "Servicing Agreement" means, at any time, any agreement then in effect pursuant to which any Person has agreed to service the Assets (as such agreement is then in effect), and shall initially refer to the Servicing Agreement dated as of the date hereof among TLFC, the Lender and Trans Leasing, as servicer.

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Lien of the Secured Party in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Warranty Event" means, with respect to any Lease, that Trans Leasing is obligated to purchase such Lease pursuant to
Section 3.03 hereof.

          "Warranty Purchase Price" means, with respect to any Lease and the related Equipment to be purchased by Trans Leasing,
(a) the amount set forth as such in any then applicable Debt Agreement, or (b) if no such amount is set forth or no Debt Agreement is then in effect, an amount agreed to by Trans Leasing and TLFC as reflecting the fair market value therefor, determined on the same basis as the purchase price for sales of Purchased Leases and Additional Leases has been determined hereunder, provided that the Warranty Purchase Price for any such Lease and related Equipment determined pursuant to this clause (b) shall not exceed the value ascribed thereto at the time of the contribution or sale thereof by Trans Leasing to TLFC as described herein.

          I.2   Other Definitional Provisions.

                (a) Terms used in Related Documents. Each term defined in this Agreement will have the meaning assigned to such term in this Agreement when used in any certificate or other document made or delivered pursuant to this Agreement, unless such term is otherwise defined therein.

                (b) Accounting Terms. As used in this Agreement, accounting terms which are not defined in Section
     1.01 have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement will control.

                (c) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement, unless otherwise specified.

                (d) Number and Gender. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

                (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Agreement in connection with a listing of items within a particular classification, that list will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive list of, the items within that classification.


                           ARTICLE II

              CONTRIBUTION OF CONTRIBUTED ASSETS;
                   SALE OF PURCHASED ASSETS;
                   SALE OF ADDITIONAL ASSETS

          II.1  [Reserved.]

          II.2   Contribution of Contributed Assets and  Sale  of
Purchased Assets.
                (a) Contribution. On the Closing Date, Trans Leasing will make a capital contribution to TLFC of the Contributed Assets, and Trans Leasing will deliver to TLFC an executed assignment substantially in the form of Exhibit A attached hereto. The contribution of the Contributed Assets will be without recourse to Trans Leasing, subject to the obligations of Trans Leasing pursuant to Section 3.03.

                (b) Sale. For a purchase price of $28,036,079 in cash, on the Closing Date, Trans Leasing will sell to
     TLFC the Purchased Assets and will deliver to TLFC an executed assignment substantially in the form of Exhibit B attached hereto. Except for the obligations of Trans Leasing pursuant to Section 3.03, the sale of the Purchased Assets will be without recourse to Trans Leasing.

                (c)   Recordation.    In  connection   with   the
     contribution of the Contributed Assets and sale of the Purchased Assets, Trans Leasing agrees to record and file at its own expense financing statements and continuation statements with respect to the Leases meeting the requirements of applicable state law, in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of the contributions and sales of the Leases and Trans Leasing's interests in the related Equipment contributed or sold by Trans Leasing to TLFC as described in this Section 2.02, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to TLFC (and copies to the Lender) promptly after the Closing Date, provided, however, that (i) the Lease Files for the Leases will not be physically delivered to TLFC but instead will be held by the Servicer pursuant to the Servicing Agreement, (ii) Trans Leasing will not be required to file any financing or continuation statements with respect to the Equipment in any jurisdiction other than the Filing Locations, (iii) the financing statements to be filed in the Filing Locations other than the States of Delaware and Illinois will not be filed until after the Closing Date (and Trans Leasing agrees to make such filings within 5 Business Days of the Closing Date) and (iv) Trans Leasing will not be required to cause the certificate of title or other title document to any Equipment consisting of motor vehicles to be marked to indicate the transfer from Trans Leasing to TLFC or the security interest of the Secured Party therein.

                (d) Marking of Lease Management System. In connection with the contribution of the Contributed Assets and sale of the Purchased Assets, Trans Leasing will, for the benefit of TLFC and any Secured Party, at its own expense, cause the Lease Management System to be marked to show that the Contributed Assets and the Purchased Assets have been contributed and sold to TLFC in accordance with this Agreement and pledged to Lender under the Credit Agreement, on or prior to the Closing Date.

          II.3  Contribution or Sale of Additional Assets.

                (a) Additional Sales and Contributions. From time to time after the date hereof, TLFC may request to purchase additional assets from Trans Leasing. If Trans Leasing so agrees to sell any additional assets, the purchase price thereof shall be an amount agreed to by Trans Leasing and TLFC, which price shall represent reasonably equivalent value therefor and shall be no less than the fair market value of such assets as then determined, including consideration of then current interest rates. From time to time after the date hereof, in connection with a sale of Additional Assets or otherwise, Trans Leasing may contribute to TLFC as an additional contribution to the equity of TLFC, Additional Assets. The date on which any such sale or contribution of any Additional Assets to TLFC takes place is herein referred to as an "Addition Date". The purchase price for any Additional Assets to be purchased by TLFC will be payable by TLFC on the related Addition Date in cash. On each Addition Date, Trans Leasing will deliver to TLFC an executed assignment substantially in the form of Exhibit C attached hereto together with a schedule identifying each Additional Lease included in the Additional Assets (an "Additional Lease Schedule"). Except for the obligations of Trans Leasing pursuant to Section 3.03, the sale and contribution of the Additional Assets will be without recourse to Trans Leasing.

                (b) Recordation. In connection with any contribution or sale of Additional Assets, Trans Leasing agrees to record and file at its own expense financing statements and continuation statements with respect to the related Additional Leases meeting the requirements of applicable state law, in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of the contributions and sales of the Additional Leases by Trans Leasing to TLFC and Trans Leasing's interests in the related Equipment contributed or sold by Trans Leasing to TLFC as described in this Section 2.03, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to TLFC (and copies to the Secured Party) promptly after the applicable Addition Date, provided, however, that (i) the Lease Files for such Additional Leases will not be physically delivered to TLFC but instead will be held by the Servicer pursuant to the Servicing Agreement, (ii) Trans Leasing will not be required to file any financing or continuation statements with respect to the Equipment in any jurisdiction other than the Filing Locations and (iii) Trans Leasing will not be required to cause the certificate of title or other title document to any Equipment consisting of motor vehicles to be marked to indicate the transfer from Trans Leasing to TLFC or the security interest of the Secured Party therein.

                (c) Marking of Lease Management System. In connection with any contribution or sale of Additional Assets, Trans Leasing will, at its own expense, cause the Lease Management System to be marked to show that such Additional Assets have been contributed or sold to TLFC in accordance with this Agreement, on or prior to the applicable Addition Date.

          II.4 Custody of Lease Files. In connection with the contribution and sale of the Assets, Trans Leasing, in its capacity as the Servicer pursuant to the Servicing Agreement, will retain custody of the Lease Files and any related evidence of Insurance Policies, Insurance Proceeds and other payments.


                          ARTICLE III

                 REPRESENTATIONS AND WARRANTIES

          III.1 Representations and Warranties of Trans Leasing. Trans Leasing makes the following representations and warranties for the benefit of TLFC and any Secured Party, on which TLFC relies and will rely in accepting the contribution of the
Contributed Assets and purchasing the Purchased Assets and in accepting the contribution of and purchasing any Additional Assets. Unless otherwise indicated, such representations and warranties, with respect to the Contributed Assets and the Purchased Assets, speak as of the Closing Date and, with respect to any Additional Assets, as of the related Addition Date, but in each case will survive the contribution and sale of the Assets to TLFC, and the grant of a security interest therein to any Secured Party.

                (a) Representations and Warranties with respect to the Assets. As to the Assets:

                      (i)     the information with respect to the
     Leases and the Equipment in the Contributed Lease Schedule, the Purchased Lease Schedule or any Additional Lease Schedule, as the case may be, is true and correct in all material respects;

                      (ii)    no provision of any Lease has  been
     waived, altered or modified in any respect, except by an instrument or document contained in the related Lease File and except with respect to a Skipped Payment (as defined in the Servicing Agreement);

                      (iii)   each  Lease is a valid and  binding
     payment obligation of the related Lessee and is enforceable in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (B) general principles of equity (whether considered in a suit at law or in equity);

                      (iv)    the Leases are not and will not  be
     subject to rights of rescission, setoff, counterclaim or defense;

                      (v)     the  Leases, at the time they  were
     made, did not violate applicable state or federal laws;

                      (vi)     each   Lease  contains  provisions
     requiring  the  Lessee  to  assume  all  risk  of  loss   or
     malfunction of the related Equipment;

                      (vii)   except as set forth in the provisos
     of Sections 2.02(c) and 2.03(b), all action will have been taken by Trans Leasing to transfer all its right, title and interest in, to and under the Leases and the related Equipment to TLFC;

                      (viii)  each  party  to  a  Lease  had  the
     authority and legal capacity to execute such Lease at the time that it did so;

                      (ix)      no    Asset   has   been    sold,
     transferred, assigned or pledged by Trans Leasing to any Person (other than TLFC), and immediately prior to contributing or selling such Asset to TLFC, Trans Leasing is the sole owner of, and holder of title to, the Leases, the Equipment (or a security interest therein) and the other Assets free and clear of any Liens (except for the interests of Lessees under the Leases), and immediately following the transfer by Trans Leasing to TLFC of the Assets, the Assets will be free and clear of all Liens (except for the interests of Lessees under the Leases and Liens contemplated by the Credit Agreement);

                      (x)     no Lease requires the substitution,
     addition or exchange of any item of Equipment which would result in any reduction of the Scheduled Lease Payments pursuant to such Lease;

                      (xi)    there  is only one secured  party's
     original of each Lease that constitutes "chattel paper" for purposes of the UCC and such original has not been delivered to any Person other than the Secured Party or the Servicer pursuant to the Servicing Agreement;

                      (xii)  Trans Leasing has duly fulfilled  in
     all material respects all obligations on its part in connection with the Leases and has done nothing to materially impair the rights of TLFC and the Secured Party in the Leases or the proceeds with respect thereto;

                      (xiii)  to  the  best  of  Trans  Leasing's
     knowledge, no proceedings or investigations are pending or have been threatened asserting the invalidity of any Lease or seeking any determination or ruling that might adversely and materially affect the validity or enforceability of any Lease;

                      (xiv)   all  filings necessary to  evidence
     the contribution and sale of the Leases to TLFC have been made in all appropriate jurisdictions;

                      (xv)    none of the Lessees are,  to  Trans
     Leasing's knowledge, the subject of bankruptcy or other insolvency proceedings;

                      (xvi)  each Lessee's billing address is  in
     the United States;

                      (xvii)  all  payments under the Leases  are
     required to be made in United States dollars;

                      (xviii)the  substance  of  each  Lease   is
     substantially similar to one of the forms of Lease in Exhibit D attached hereto, except that any guaranty provision may have been varied or deleted and any purchase option at Lease termination may be contained in a separate side letter; provided that any variation or deletion will not cause any representation herein with respect to such Lease to be untrue and will not reasonably be expected to adversely affect the transactions contemplated by this Agreement and the Credit Agreement;

                      (xix)   each  of  the Leases satisfies  the
     criteria set forth on the Lease Criteria Schedule attached hereto (as such schedule may be amended by Trans Leasing and TLFC from time to time to reflect the criteria required by any then applicable Debt Agreement);

                      (xx)   the Contributed Lease Schedule is  a
     true and complete list of all Contributed Leases, the Purchased Lease Schedule is a true and complete list of all Purchased Leases and each Additional Lease Schedule will be a true and complete list of all Additional Leases to be transferred on the related Addition Date, in each case identified by, among other things, its Lease Number, its original Equipment cost, the effective date of such Lease, the original term of such Lease, and the amount of Scheduled Lease Payments pursuant to such Lease, in each case as of the Initial Cut-Off Date or the related Additional Cut-Off Date, as appropriate; and

                      (xxi)   (A)  as  of the Closing  Date,  the
     Purchased Leases and the Contributed Leases satisfy, as of the Initial Cut-Off Date, the criteria set forth on the Specified Portfolio Characteristics Schedule attached hereto, (B) as of any Addition Date, the addition of the related Additional Leases does not cause any of the criteria set forth on the attached Specified Portfolio Characteristics Schedule attached hereto (as such schedule may be amended by Trans Leasing and TLFC from time to time to reflect the criteria required by any then applicable Debt Agreement) not to be satisfied as of the related Additional Cut-Off Date or, if any of such criteria are not satisfied as of the first day of the month in which the related Addition Date occurs (without giving effect to the addition of such Additional Leases), such addition does not increase the amount by which such criteria are not satisfied (in each case, based on the characteristics of such Additional Leases as of the related Additional Cut-Off Date) and (C) if so agreed by Trans Leasing and TLFC at such time, as of any Addition Date (or other specified date), the Leases, as of the related Additional Cut-Off Date (or other specified date), satisfy such criteria.

                (b) Representations and Warranties with respect to Trans Leasing. As to Trans Leasing:

                      (i)      Organization  and  Good  Standing.
     Trans Leasing is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted;

                      (ii)    Due  Qualification.  Trans  Leasing
     is qualified to do business as a foreign corporation, is in good standing, and has obtained all licenses and approvals required under the laws of, all states in which the ownership or lease of its property, the performance of its obligations pursuant to this Agreement or the conduct of its business requires such qualification, standing, license or approval, except to the extent that the failure to so qualify,  maintain  such  standing  or  be  so  licensed  or approved would not, in the aggregate, materially and adversely affect the ability of Trans Leasing to comply with this Agreement;

                      (iii)   Power and Authority.  Trans Leasing
     has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and Trans Leasing has duly authorized the execution, delivery, and performance of this Agreement by all requisite corporate action;

                      (iv)     Valid   Contribution   and   Sale;
     Binding Obligations. The contribution and sale of the Contributed Assets and the Purchased Assets constitute, and each contribution and sale of any Additional Assets, will constitute, a legal and valid contribution, assignment, transfer and conveyance to TLFC of all right, title, and interest of Trans Leasing in, to and under such Assets, and such Assets will be held by TLFC free and clear of any Lien of any Person claiming through or under Trans Leasing, except for Liens permitted under, or to be created by, any Debt Agreement; and this Agreement constitutes a legal, valid, and binding obligation of Trans Leasing, enforceable against Trans Leasing in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (B) general principles of equity (whether considered in a suit at law or in equity);

                      (v)     No Violation.  The consummation  of
     the transactions contemplated by, and the performance of the terms of, this Agreement by Trans Leasing (with or without the giving of any notice or the lapse of time) will not (after giving effect to all consents and waivers received on or prior to the date hereof or the Addition Date, as the case may be);

          (A) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of Trans Leasing, or any term of any indenture, agreement, mortgage, deed of trust, or other instrument to which Trans Leasing is a party or by which it is bound;

          (B) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); or

          (C)   violate  any  legal  requirement  applicable   to
                Trans Leasing or any of its properties in any manner;

     which conflict, breach, default, Lien or violation would have a material and adverse effect on the ability of Trans Leasing to comply with this Agreement;
                      (vi)    No  Consent.  No consent, approval,
     authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over Trans Leasing or any of its properties or assets is required to be obtained by or with respect to Trans Leasing in connection with the execution, delivery and performance by Trans Leasing of this Agreement and the consummation of the transactions contemplated herein;

                      (vii)   No  Proceedings.  To  the  best  of
     Trans Leasing's knowledge, there are no proceedings or investigations pending or threatened before any Governmental Authority (A) asserting the invalidity of this Agreement,
     (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of Trans Leasing) materially and adversely affect the performance by Trans Leasing of its obligations under, or the validity or enforceability of, this Agreement;

                      (viii)  Insolvency.  Trans Leasing  is  not
     insolvent and will not be rendered insolvent by the consum mation of the transactions contemplated by this Agreement;

                      (ix)    Principal Place of Business.  Trans
     Leasing's principal place of business and chief executive office are in the State of Illinois, County of Cook;

                      (x)     Ability  to Perform.  At  the  date
     hereof, Trans Leasing does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                      (xi)       Fair     Consideration.      The
     consideration received by Trans Leasing in exchange for the contribution and sale of the Assets to be contributed and sold on the date hereof and on each Addition Date is fair consideration having value equivalent to or in excess of the value of the Assets transferred on each such date;

                      (xii)    Bulk  Transfer  Provisions.    The
     sale, transfer, assignment and conveyance of the Leases and its interests in the related Equipment by Trans Leasing described in this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                      (xiii)    Transfer   Taxes.    The    sale,
     transfer, assignment and conveyance of the Assets by Trans Leasing described in this Agreement will not result in the imposition of any tax Lien or any liability of TLFC for any tax on such sale, transfer, assignment and conveyance; and

                      (xiv)   Common  Stock.  Trans Leasing  owns
     all of the Common Stock free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase.

          III.2 Representations and Warranties of TLFC. TLFC makes the following representations and warranties on which Trans Leasing relies in contributing the Contributed Assets, selling the Purchased Assets and contributing and selling any Additional Assets. Such representations and warranties speak as of the Closing Date and each Addition Date, but will survive the contribution and sale of the Assets to TLFC.

                (a) Organization and Good Standing. TLFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement;

                (b) Due Qualification. TLFC is qualified to do business as a foreign corporation, is in good standing, and has obtained all licenses and approvals required under the laws of, all states in which the ownership or lease of its property or the conduct of its business requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not, in the aggregate, materially and adversely affect the ability of TLFC to perform its obligations under this Agreement;

                (c) Power and Authority. TLFC has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and TLFC has duly authorized the execution, delivery, and performance of this Agreement by all requisite corporate action;

                (d) Binding Obligations. This Agreement constitutes a legal, valid, and binding obligation of TLFC, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect affecting the enforcement of creditors' rights generally and
     (ii) general principles of equity (whether considered in a suit at law or in equity);

                (e)   No  Violation.   The  consummation  of  the
     transactions contemplated by, and the fulfillment of the terms of this Agreement, by TLFC (with or without the giving of any notice or the lapse of time) will not

                      (i)     conflict with, result in any breach
     of any of the terms and provisions of, or constitute a default under, the certificate of incorporation or by-laws of TLFC, or any term of any indenture, agreement, mortgage, deed of trust, or other instrument to which TLFC is a party or by which it is bound;

                      (ii)     result   in   the   creation    or
     imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); or

                      (iii)    violate   any  legal   requirement
     applicable to TLFC or any of its properties in any manner;

     which conflict, breach, default, Lien or violation would have a material and adverse effect on the ability of TLFC to comply with this Agreement;

                (f) No Proceedings. To the best of TLFC's knowledge, there are no proceedings or investigations pending or threatened before any Governmental Authority having jurisdiction over TLFC or its properties against TLFC or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by TLFC of its obligations under, or the validity or enforceability of, this Agreement;

                (g) Insolvency. TLFC is not insolvent and will not be rendered insolvent by the consummation of the transactions contemplated by this Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations under this Agreement;

                (h) Ability to Perform. As of the date hereof, TLFC does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                (i)   Common   Stock.   Trans  Leasing   is   the
     registered owner of all the issued and outstanding capital stock of TLFC, and the Common Stock is validly issued, fully paid and nonassessable and owned of record by Trans Leasing, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase; and

                (j) Places of Business. TLFC's sole places of business and offices are located in Northbrook, Illinois and Wilmington, Delaware.

          III.3 Purchase of Leases and Equipment by Trans Leasing. In the event of discovery at any time that a representation or warranty set forth in Section 3.01 is untrue in any respect, the Secured Party or TLFC may by written notice direct Trans Leasing to purchase each Lease materially and adversely affected by such untruth, and all related Equipment, on or prior to the thirtieth day after such notice is received by Trans Leasing (or such later date as the Secured Party may specify), and Trans Leasing will purchase each such Lease and the related Equipment, for the Warranty Purchase Price, on or prior to such thirtieth (or later) day; provided that Trans Leasing will not be required to purchase any such Lease (or the related Equipment) if prior to such thirtieth (or later) day (i) such untruth has been cured with respect to such Lease in all material respects and (ii) Trans Leasing delivers to the Secured Party and TLFC a certificate of a Responsible Officer to that effect. In consideration for the purchase of any such Lease and the related Equipment, Trans Leasing will remit the Warranty Purchase Price to the Servicer for allocation of such Warranty Purchase Price pursuant to the terms of the Debt Agreement or, if not required to be so remitted by any Debt Agreement, will remit the Warranty Purchase Price to TLFC. It is understood and agreed that in the event that any representation or warranty set forth in Section
3.01 is untrue, the purchase of any affected Lease and Equipment subject to such Lease as provided in this Section 3.03 and the indemnification provided in Section 3.04 will constitute the only remedies available to TLFC and the Secured Party in respect of such untruth.

          III.4 Indemnification. In addition to any remedy pursuant to Section 3.03, Trans Leasing agrees to indemnify, defend and hold TLFC harmless from and against any out of pocket expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which TLFC may become subject insofar as such expense arises solely out of or is based solely upon the untruth of any representation or warranty of Trans Leasing set forth in Section 3.01. The obligations of Trans Leasing under this Section 3.04 will be considered to have been relied upon by TLFC and will survive the execution, delivery, and performance of this Agreement regardless of any investigation made by TLFC or on its behalf.


                           ARTICLE IV

              COVENANTS OF TRANS LEASING AND TLFC

          IV.1 Trans Leasing Covenants. Trans Leasing covenants and agrees with TLFC as follows for the benefit of TLFC and any Secured Party:

                (a) Merger, Consolidation or Assumption of the Obligations of Trans Leasing. Any Person (i) into which Trans Leasing may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which Trans Leasing is a party, or (iii) succeeding to the business of Trans Leasing substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of Trans Leasing under this Agreement, will be the successor to Trans Leasing under this Agreement, without the execution or filing of any document or any further act on the part of Trans Leasing, TLFC or such Person, anything in this Agreement to the contrary notwithstanding; provided, however, that (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 will have been breached, (y) Trans Leasing will have delivered to TLFC a certificate of a Responsible Officer and an Opinion of
     Counsel each stating that such consolidation, merger, or succession and such agreement of assumption comply with this
     Section 4.01(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (z) Trans Leasing will have delivered an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto that are necessary fully to preserve and protect the interests of TLFC in the Leases have been executed and filed or
     (2) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

                (b) Limitation of Liability of Trans Leasing and Others. Trans Leasing and any director, officer, employee or agent of Trans Leasing may rely in good faith on any document of any kind submitted by any Person respecting any matters arising under this Agreement as being prima facie properly executed. Other than in its capacity as the Servicer pursuant to the Servicing Agreement and except as provided in Sections 3.04, 4.01(e) and 4.01(i), Trans Leasing will not be under any obligation to appear in, prosecute, or defend any legal action in any way relating to the Assets that is not incidental to its obligations as the contributor and seller of the Assets under this Agreement and that in its opinion may cause it to incur any expense or liability.

                (c) Preservation of Security Interest. Trans Leasing will execute and file such continuation statements and any other documents requested by TLFC to be filed or which may be required to be filed by any legal requirement to preserve fully and protect the interest of TLFC in, to and under the Assets; provided, however, that (i) Trans Leasing will not be required to deliver physical possession of the Lease Files to TLFC and may retain possession of the Lease Files in its capacity as the Servicer, (ii) Trans Leasing will not be required to file any financing or continuation statements with respect to the Equipment in any jurisdiction other than the Filing Locations and (iii) Trans Leasing will not be required to cause the certificate of title or other title document to any Equipment consisting of motor vehicles to be marked to indicate the transfer from Trans Leasing to TLFC or the security interest of the Lender therein.

                (d) Preservation of Name and Office. Unless Trans Leasing provides not less than thirty days prior written notice to TLFC and files such amendments to any previously filed financing or continuation statements as TLFC may require, Trans Leasing will not (i) change the location of its principal executive office, (ii) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by Trans Leasing in accordance with this Agreement seriously misleading within the meaning of Article 9-402(7) of the UCC or (iii) delete or otherwise modify the marking of  the  Lease  Management System  referred  to  in  Section
     2.02(d)  or  Section  2.03(c)  of  this  Agreement  or   the
     Servicing Agreement.

                (e) Obligations with Respect to Leases; Defense of Assets. Trans Leasing will do nothing to impair the rights of TLFC in the Leases or the Equipment except as it is expressly permitted to do so in its capacity as the Servicer in accordance with the terms of the Servicing Agreement, and Trans Leasing will defend the interests of TLFC in the Assets contributed and sold hereby against all claims of third parties claiming through or under Trans Leasing.

                (f) Compliance with Law. Trans Leasing will comply, in all material respects, with all legal requirements applicable to Trans Leasing with respect to the Assets; provided, however, that Trans Leasing may contest any such legal requirement in any reasonable manner which will not materially and adversely affect the rights of TLFC or the Secured Party in the Assets or the value thereof.

                (g) Notification of Breach. Trans Leasing will advise TLFC, the Servicer (if Trans Leasing is not the Servicer) and the Secured Party, in reasonable detail, of the occurrence of any breach by Trans Leasing of any of its representations, warranties and covenants contained herein, promptly after it becomes aware of any such breach.

                (h)   Servicing  Agreement.   On  or  before  the
     Closing Date, Trans Leasing will enter into the servicing agreement, to be dated as of the date hereof with TLFC and the Lender.

                (i) Further Assurances. Trans Leasing will make, execute or endorse, acknowledge and file or deliver to TLFC from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Assets and other rights covered by this Agreement as TLFC may request and reasonably require.

                (j) Indemnification. Trans Leasing agrees to indemnify, defend and hold TLFC harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which TLFC may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by Trans Leasing of its covenants contained in this Section 4.01. The obligations of Trans Leasing under this Section 4.01(j) will be considered to have been relied upon by TLFC and will survive the execution, delivery, and performance of this Agreement regardless of any investigation made by TLFC or on its behalf.

                (k) Insurance Premiums. With respect to any Lease on which the related Lessee pays insurance premiums directly to Trans Leasing (or such premiums are otherwise included in the Scheduled Lease Payments under such Lease), until such Lease expires, otherwise terminates, is purchased under Section 3.03 hereof or is charged-off as uncollectible by Trans Leasing, Trans Leasing shall pay the insurance premiums required to maintain the insurance on the related Equipment required by such Lease.

          IV.2 TLFC Covenants. TLFC covenants and agrees with Trans Leasing not to disclose to any Person (except the Secured Party and the holders of any indebtedness issued under any Debt Agreement) any of the information contained in the Lease
Management System, the Lease Files, the Contributed Lease Schedule, the Purchased Lease Schedule or any Additional Lease Schedule, except as required upon the appointment of a successor Servicer pursuant to the Servicing Agreement or by any legal requirement. TLFC agrees to take such measures as Trans Leasing reasonably requests to protect and maintain the security and confidentiality of such information and, in connection therewith, will allow Trans Leasing to inspect the applicable security and confidentiality arrangements during normal business hours. TLFC will provide Trans Leasing written notice not less than five Business Days prior to any disclosure which TLFC proposes to make in accordance with this Section 4.02.

          IV.3 Grant of Security Interest. Trans Leasing understands that TLFC intends to grant a security interest in the Assets to the Lender pursuant to the Credit Agreement and may from time to time hereafter grant a security interest therein to another Secured Party under another Debt Agreement. Trans Leasing consents to the assignment of all or any portion of this Agreement by TLFC to the Lender and any such Secured Party. Trans Leasing agrees that the Lender or any such Secured Party (or, in each case, the Servicer on its behalf) may exercise the rights of TLFC hereunder and will be entitled to all of the benefits of TLFC hereunder to the extent provided in the Credit Agreement or the related Debt Agreement, as applicable.


                           ARTICLE V

                      CONDITIONS PRECEDENT

          V.1 Conditions to TLFC's Obligations. The obligations of TLFC to accept the contribution of the Contributed Assets and to purchase the Purchased Assets on the Closing Date and to accept and/or purchase, as the case may be, any Additional Assets on the related Addition Date are subject to the satisfaction or waiver of the following conditions as of such Closing Date or Addition Date, as applicable:

                (a) Representations and Warranties. All representations and warranties of Trans Leasing contained in this Agreement will be true and correct in all material respects as of the Closing Date and such Addition Date
     (except as otherwise specified herein), as if each such representation or warranty were made as of the Closing Date or such Addition Date;

                (b) Other Information. All information concerning the Assets provided to TLFC will be true and correct as of the Initial Cut-Off Date or the related Additional Cut-Off Date, as applicable, in all material respects;

                (c) Obligations. Trans Leasing will have performed in all material respects all obligations required to be performed by Trans Leasing on or prior to the Closing Date or the related Addition Date, as applicable, pursuant to the provisions of this Agreement; and

                (d)  Corporate  Proceedings.  All  corporate  and
     legal proceedings and all instruments in connection with the transactions contemplated by this Agreement will be satisfac tory in form and substance to TLFC, and TLFC will have received from Trans Leasing such copies of documents (including records of corporate proceedings) relevant to the transactions herein contemplated as TLFC may reasonably have requested.

          V.2 Conditions to Trans Leasing's Obligations. The obligations of Trans Leasing to contribute the Contributed Assets and to sell the Purchased Assets on the Closing Date, and to contribute or sell any Additional Assets as of any Addition Date, will be subject to the satisfaction or waiver of the following conditions as of the Closing Date or such Addition Date, as applicable:

                (a) Representations and Warranties. All representations and warranties of TLFC contained in this Agreement will be true and correct in all material respects as of the Closing Date or such Addition Date (except as otherwise specified herein), as if each such representation or warranty were made as of the Closing Date or such Addition Date; and

                (b) Corporate Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement will be satisfactory in form and substance to Trans Leasing, and Trans Leasing will have received from TLFC such copies of documents (including records of corporate proceedings) relevant to the transactions herein contemplated as Trans Leasing may reasonably have requested.


                           ARTICLE VI

                          TERMINATION

          VI.1 Termination. The respective obligations and responsibilities of Trans Leasing and TLFC created by this Agreement will terminate upon the last to occur of (i) the maturity or other liquidation of all Leases and (ii) the termination of all Debt Agreements.

          VI.2 Effect of Termination. No termination, rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of Trans Leasing or TLFC will be deemed to impair or affect the obligations pertaining to any executed contribution, executed sale or executed obligations, including breaches of representations and warranties by Trans Leasing or TLFC prior to termination. Without limiting the foregoing, prior to termination, the failure of Trans Leasing to pay a Warranty Purchase Price will not render such contribution, sale or obligations executory and the continued respective duties of Trans Leasing and TLFC pursuant to Article IV will not render an executed sale or contribution executory.


                          ARTICLE VII

                    MISCELLANEOUS PROVISIONS

          VII.1 Amendment. This Agreement may be amended only by written agreement of TLFC, Trans Leasing and the Secured Party.

          VII.2 Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. In furtherance of the foregoing, the internal law of the State of Illinois will control the interpretation and construction of this Agreement, even in the event that under such jurisdiction's choice of law or conflict of law analysis the substantive law of some other jurisdiction would ordinarily apply.

          VII.3 Notice. Except as otherwise provided in this Agreement, any notice or other communication herein required or permitted to be given will be in writing and may be delivered in person, with receipt acknowledged, or sent by United States mail, registered or certified, return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested, and addressed as follows (or at such other address as may be substituted by notice given as herein provided):

          If to TLFC:

                     TL Lease Funding Corp. IV
                     c/o The Corporation Trust Company
                     1209 Orange Street
                     Wilmington, Delaware 19801

                     with  a  copy  (which  copy
                     will  not constitute notice
                     to TLFC) to:

                     Kirkland & Ellis
                     200 East Randolph Drive
                     Chicago, IL  60601
                     Attention:  Jill L. Sugar

          If to Trans Leasing:

                     Trans Leasing International, Inc.
                     3000 Dundee Road
                     Northbrook, IL  60062
                     Attention:  Chief Financial Officer

                     with a copy (which copy will not constitute notice to Trans Leasing) to:

                     Kirkland & Ellis
                     200 East Randolph Drive
                     Chicago, IL  60601
                     Attention:  Jill L. Sugar

Every notice, demand, request, consent, approval, declaration or other communication hereunder will be deemed to have been duly given or served on the date on which the same will have been personally delivered, with receipt acknowledged, three (3) Business Days after the same will have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies will in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          VII.4 Severability of Provisions. If any covenant, agreement, provision, or term of this Agreement is held invalid for any reason whatsoever, then such covenant, agreement, provision, or term will be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and will in no way affect the validity or enforceability of the other provisions of this Agreement.

          VII.5 Assignment. This Agreement may not be assigned by Trans Leasing, except as provided in Section 4.01(a) above, without the prior written consent of TLFC and the Secured Party; and TLFC may collaterally assign its rights under this Agreement to the Lender pursuant to the Credit Agreement and to the Secured Party under any related Debt Agreement, but, in all other cases this Agreement may not be assigned by TLFC without the prior written consent of Trans Leasing and the Secured Party.

          VII.6 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of TLFC or Trans Leasing, any right, remedy, power or privilege under this Agreement will operate as a waiver of such right, remedy, power or privilege; nor will any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of such right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any other rights, remedies, powers and privileges provided by law.

          VII.7 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which will be an original, but all of which will constitute one and the same instrument.

          VII.8 Binding Effect; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon Trans Leasing, TLFC, their respective successors and permitted assigns and will also, to the extent expressly provided in Section 4.03 or elsewhere in this Agreement, inure to the benefit of the Servicer and the Secured Party. Except as otherwise provided in this Agreement, no other Person will have any right or obligation pursuant to this Agreement.

          VII.9 Merger and Integration. Except as specifically stated otherwise in this Agreement, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

          VII.10       Headings.   The  headings  used  in   this
Agreement are for purposes of reference only and will not otherwise affect the meaning or interpretation of any provision of this Agreement.

          VII.11      Schedules and Exhibits.  The Schedules  and
Exhibits constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

          VII.12 No Petition Covenants. Notwithstanding any prior termination of this Agreement, Trans Leasing shall not, prior to the date which is one year and one day after the final distribution with respect to the notes, certificates and other securities issued by TLFC or any trust formed by TLFC which have been rated by any nationally recognized statistical rating organization, acquiesce, petition or otherwise invoke or cause TLFC to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against TLFC under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of TLFC or any substantial part of its property, or ordering the winding up or liquidation of the affairs of TLFC.


                   *     *     *     *     *
          Trans Leasing and TLFC have caused this Contribution and Sale Agreement to be duly executed by their respective officers as of the day and year written above.

                        TRANS LEASING INTERNATIONAL, INC.


                        By:  /s/ Norman Smagley
                             Name: Norman Smagley
                             Title: Vice President - Finance



                        TL LEASE FUNDING CORP. IV


                        By:  /s/ Norman Smagley
                             Name: Norman Smagley
                             Title: Vice President - Finance
                                                        EXHIBIT A



            FORM OF ASSIGNMENT OF CONTRIBUTED ASSETS



          For value received, in accordance with the Contribution and Sale Agreement dated as of _________________, 1997 (the "Sale Agreement"), between Trans Leasing International, Inc., a Delaware corporation ("Trans Leasing"), and TL Lease Funding Corp. IV, a Delaware corporation ("TLFC"), Trans Leasing does hereby sell, assign, transfer and otherwise convey unto TLFC, without recourse, all of its right, title and interest in, to and under (i) the Contributed Leases (including all of Trans Leasing's obligations under the Contributed Leases) and all monies due or to become due thereunder after _________________, 1997, (ii) the related Equipment (other than any licensed products that may accompany such Equipment), (iii) the Lease Files for the Contributed Leases, (iv) any Insurance Policies (including all of Trans Leasing's obligations thereunder) and the related Insurance Proceeds with respect to the Contributed Leases and (v) all income and proceeds relating to the foregoing.

          It is the intention of Trans Leasing and TLFC that the sales, transfers, assignments and conveyances contemplated by this Assignment constitute a contribution of the property described herein and in the Sale Agreement from Trans Leasing to TLFC and the beneficial interest in and title to such property will not be part of Trans Leasing's estate in the event of the filing of a bankruptcy petition by or against Trans Leasing under any bankruptcy law.

          This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale Agreement and is to be governed by the Sale Agreement.

          Capitalized terms used herein and not otherwise defined will have the meanings assigned to them in the Sale Agreement.
          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of ________________, 1997.



                                TRANS LEASING INTERNATIONAL, INC.



                                By: _____________________________

                                Name: ___________________________

                                Title: __________________________
                                                        EXHIBIT B



             FORM OF ASSIGNMENT OF PURCHASED ASSETS



          For value received, in accordance with the Contribution and Sale Agreement dated as of _________________, 1997 (the "Sale Agreement"), between Trans Leasing International, Inc., a Delaware corporation ("Trans Leasing"), and TL Lease Funding Corp. IV, a Delaware corporation ("TLFC"), Trans Leasing does hereby sell, assign, transfer and otherwise convey unto TLFC, without recourse, all of its right, title and interest in, to and under (i) the Purchased Leases (including all of Trans Leasing's obligations under the Purchased Leases) and all monies due or to become due thereunder after __________________, 1997, (ii) the related  Equipment  (other than any licensed  products  that  may accompany such Equipment), (iii) the Lease Files for the Purchased Leases, (iv) any Insurance Policies (including all of Trans Leasing's obligations thereunder) and the related Insurance Proceeds with respect to the Purchased Leases and (v) all income and proceeds relating to the foregoing.

          It is the intention of Trans Leasing and TLFC that the sales, transfers, assignments and conveyances contemplated by this Assignment constitute a sale of the property described herein and in the Sale Agreement from Trans Leasing to TLFC and the beneficial interest in and title to such property will not be part of Trans Leasing's estate in the event of the filing of a bankruptcy petition by or against Trans Leasing under any bankruptcy law.

          This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale Agreement and is to be governed by the Sale Agreement.

          Capitalized terms used herein and not otherwise defined will have the meanings assigned to them in the Sale Agreement.
          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of ____________________, 1997.



                                TRANS LEASING INTERNATIONAL, INC.



                                By: _____________________________

                                Name: ___________________________

                                Title: __________________________
                                                        EXHIBIT C


            FORM OF ASSIGNMENT OF ADDITIONAL ASSETS


          For value received, in accordance with the Contribution and Sale Agreement dated as of ________________, 1997 (the "Sale Agreement"), between Trans Leasing International, Inc., a Delaware corporation ("Trans Leasing"), and TL Lease Funding Corp. IV, a Delaware corporation ("TLFC"), Trans Leasing does hereby sell, assign, transfer and otherwise convey unto TLFC, without recourse, (i) the Additional Assets listed on the Additional Lease Schedule attached hereto (including all of Trans Leasing's obligations under the Additional Leases) and all monies due or to become due thereunder after [__________], (ii) the related Equipment (other than any licensed products that may accompany any of such Equipment), (iii) the Lease Files for such Leases, (iv) any Insurance Policies (including all of Trans Leasing's obligations thereunder) and the related Insurance Proceeds with respect to such Leases and (v) all income and proceeds relating to the foregoing (collectively, the "Additional Assets").

          It is the intention of Trans Leasing and TLFC that the sales, transfers, assignments and conveyances contemplated by this Assignment constitute a contribution and/or sale of the property described herein and in the Sale Agreement from Trans Leasing to TLFC and the beneficial interest in and title to such property will not be part of Trans Leasing's estate in the event of the filing of a bankruptcy petition by or against Trans Leasing under any bankruptcy law.

          This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale Agreement and is to be governed by the Sale Agreement.

          Capitalized terms used herein and not otherwise defined will have the meanings assigned to them in the Sale Agreement.
          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [____ __], 199[_].



                                TRANS LEASING INTERNATIONAL, INC.



                                By: _____________________________

                                Name: ___________________________

                                Title: __________________________
                                                        EXHIBIT D



                         FORMS OF LEASE

                         See Attached.

                   CONTRIBUTED LEASE SCHEDULE

                         See Attached.

                    PURCHASED LEASE SCHEDULE

                         See Attached.

                    LEASE CRITERIA SCHEDULE


     1. As of the Initial Cut-Off Date or the applicable Additional Cut-Off Date, as the case may be, the remaining term of each Lease is between 2 months and 66 months; provided that there is no Lease with a term that extends beyond December 31, 2002.

     2. As of the Initial Cut-Off Date or the applicable Additional Cut-Off Date, as the case may be, no unpaid scheduled lease payment pursuant to any Lease (other than a Skipped Payment, as defined in the Servicing Agreement) has been due and payable for more than 30 days (other than due to administrative delays, such as initial billings) and Trans Leasing has received at least one scheduled lease payment on each Lease.

     3. As of the Initial Cut-Off Date or the applicable Additional Cut-Off Date, as the case may be, no scheduled lease payment on any Lease other than a Skipped Payment (as defined in the Servicing Agreement) was more than 90 days delinquent during the 12-month period prior to such date (other than due to administrative delays, such as initial billings).






         SPECIFIED PORTFOLIO CHARACTERISTICS SCHEDULE1


     1.   With  respect  to any Lessee, the aggregate  Discounted
Lease  Balance of all Leases of such Lessee does not exceed  1.5%
(2.10% if the Aggregate Discounted Lease Balance is less than $25,000,000) of the Aggregate Discounted Lease Balance.

     2.   The  sum  of the Discounted Lease Balances  of  the  25
Leases with the greatest Discounted Lease Balance does not exceed
16%  (23% if the Aggregate Discounted Lease Balance is less  than
$25,000,000) of the Aggregate Discounted Lease Balance.

     3. The sum of the Discounted Lease Balances of all Leases with respect to which the related Equipment was purchased from one Person (as determined by Trans Leasing in accordance with its customary procedures) does not exceed 10% of the Aggregate Discounted Lease Balance.

     4. The sum of the Discounted Lease Balances of all Leases with respect to which the related Lessees operate in the same industry (as determined by Trans Leasing in accordance with its customary procedures) does not exceed 40% of the Aggregate Discounted Lease Balance.

     5. The sum of the Discounted Lease Balances of all Leases with respect to which the billing address of the related Lessees are located in the same state does not exceed 30% of the Aggregate Discounted Lease Balance.

     6. The sum of the Discounted Lease Balances of all Leases with respect to which the related Equipment is of the same type (as determined by Trans Leasing in accordance with its customary procedures) does not exceed 45% of the Aggregate Discounted Lease Balance.

     7.   The  average original acquisition cost of the Equipment
(as capitalized in accordance with GAAP) does not exceed $20,000.

     8. The sum of the Discounted Lease Balances of all Leases with respect to which the related Lessee is a governmental agency does not exceed 5% of the Aggregate Discounted Lease Balance.

     9. The sum of the Discounted Lease Balances of all Leases with respect to which there has been a Skipped Payment (as defined in the Servicing Agreement) prior to the Initial Cut-Off Date does not exceed 5% of the Aggregate Discounted Lease Balance as of the Initial Cut-Off Date.2
_______________________________
  1 Capitalized terms used in this Schedule and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

  2  Applies to the Initial Cut-Off Date only.